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                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                                Form N-SAR for
                        Fiscal Period Ended 10-31-00


                              INDEX TO EXHIBITS




EXHIBIT NO.                           ITEM

    1.            Report on internal control by Independent Public
                  Accountants.  (Item 77.B.)


    2. Investment Subadvisory Agreement between Lutheran Brotherhood Research Corp. and T.Rowe Price International, Inc. (Item 77.Q.1(e))